UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of Earliest Event Reported): December 13, 2005
CSK AUTO CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-13927	86-0765798
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

645 E. Missouri Ave. Suite 400, Phoenix, Arizona	85012
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (602) 265-9200
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
CSK Auto Corporation (the “Company”) issued a press release dated December 13, 2005 announcing that, subject to market and other conditions, its wholly-owned subsidiary CSK Auto, Inc. intends to offer $85 million aggregate principal amount of senior exchangeable notes in a private placement (the “Private Placement”). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
In connection with the proposed Private Placement, the Company is filing the information included as Exhibit 99.2, which information is incorporated by reference herein. This information is excerpted from an offering memorandum that is being furnished to investors in connection with the proposed Private Placement.
In addition, the Company is filing as Exhibit 99.3 a statement of computation of ratio of earnings to fixed charges showing the calculation of the ratio of earnings to fixed charges information that is included in the aforementioned offering memorandum and is included in Exhibit 99.2, which information is incorporated by reference herein.
The information contained in this report is neither an offer to sell nor a solicitation of an offer to buy any of the senior exchangeable notes. The notes to be offered and the common stock issuable upon exchange of the notes have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act of 1933, as amended, and applicable state securities laws.
The information contained in this Item 7.01 and the exhibits hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.
Item 9.01. Financial Statements and Exhibits.
This information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.
(c) Exhibits

Exhibit No.	Description
Exhibit 99.1	Press release of CSK Auto Corporation, dated December 13, 2005, regarding the proposed private placement of senior exchangeable notes by CSK Auto, Inc.
Exhibit 99.2	Certain information disclosed to potential investors in connection with the proposed private placement of senior exchangeable notes of CSK Auto, Inc.
Exhibit 99.3	Computation of Ratio of Earnings to Fixed Charges.
Forward Looking Statements
Portions of this filing may constitute “forward-looking statements” as defined by federal law. Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that actual outcomes will not be materially different. Any such statements are made in reliance on the “safe harbor” protections provided under the Private Securities Reform Act of 1995. Additional information about issues that could lead to material changes in the Company’s performance is contained in the Company’s filings with the Securities and Exchange Commission.

SIGNATURE
      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSK AUTO CORPORATION
By:	/s/ RANDI VAL MORRISON
Randi Val Morrison
Vice President, General Counsel and Secretary

DATED December 13, 2005

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press release of CSK Auto Corporation, dated December 13, 2005, regarding the proposed private placement of senior exchangeable notes by CSK Auto, Inc.
Exhibit 99.2	Certain information disclosed to potential investors in connection with the proposed private placement of senior exchangeable notes of CSK Auto, Inc.
Exhibit 99.3	Computation of Ratio of Earnings to Fixed Charges.

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